SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 24, 2006

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On March 24, 2006, RGC Resources, Inc. (the "Company"), entered into a new Promissory Note in the original principal amount of $1,000,000, and its subsidiaries, Roanoke Gas Company, Bluefield Gas Company and Diversified Energy Company, each entered into a new Promissory Note in the original principal amount of $24,000,000, $6,000,000 and $3,000,000, respectively, with Wachovia Bank, National Association, for the purpose of providing working capital financing for each company's operations. These Promissory Notes, a copy of each of which is being filed as an exhibit hereto, renews, extends, increases and/or modifies the expiring notes and each has an expiration date of March 31, 2007. The Promissory
                  Notes for RGC Resources, Inc. and Diversified energy Company retain the same borrowing levels and extend the expiration of the underlying note by another year. The Promissory Notes for Roanoke Gas Company and Bluefield Gas Company represent increased principal amounts over the prior notes. The current line-of-credit arrangement with Wachovia Bank maintains the previous variable interest rates based upon 30-day LIBOR and a multiple-tier level for borrowing limits to accommodate seasonal borrowing demands. The multiple-tier approach minimizes the Company's borrowing costs by improving the level of utilization on its line-of-credit arrangement and providing greater credit availability as borrowing requirements increase.

                  In addition and in connection with the Promissory Notes for Roanoke Gas Company and Bluefield Gas Company, RGC Resources, Inc. executed separate Unconditional Guaranties in favor of Wachovia Bank, National Association unconditionally guaranteeing timely payment and performance of any obligations of Roanoke Gas Company and Bluefield Gas Company to Wachovia.

                  Total available limits under the new notes are as follows:



                                                            Available
                             Beginning                    Line of Credit
                     -------------------------       ------------------------

                     March 24, 2006                        $ 34,000,000
                     April 1, 2006                           14,000,000
                     July 16, 2006                           19,000,000
                     September 16, 2006                      29,000,000
                     November 16, 2006                       34,000,000
                     February 16, 2006                       27,000,000


ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.


                  10.1 Promissory Note in the original principal amount of $1,000,000 by RGC Resources, Inc. in favor of Wachovia Bank, National Association dated March 24, 2006.

                  10.2 Promissory Note in the original principal amount of $24,000,000 by Roanoke Gas Company in favor of Wachovia Bank, National Association dated March 24, 2006.

                  10.3 Promissory Note in the original principal amount of $6,000,000 by Bluefield Gas Company in favor of Wachovia Bank, National Association dated March 24, 2006.



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                  10.4     Promissory Note in the original principal amount of
                           $3,000,000 by Diversified Energy Company in favor of Wachovia Bank, National Association dated March 24, 2006.

                  10.5 Unconditional Guaranty by and between RGC Resources, Inc. and Wachovia Bank, National Association, dated March 24, 2006 for the benefit of Roanoke Gas Company.

                  10.6 Unconditional Guaranty by and between RGC Resources, Inc. and Wachovia Bank, National Association, dated March 24, 2006 for the benefit of Bluefield Gas Company.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: March 29, 2006               By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)